                                                                Exhibit 99


   Common Stock
                             PARK-OHIO INDUSTRIES, INC.

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         James W. Wert and Kevin R. Greene or either of them, are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned at the annual meeting of
   P shareholders of Park-Ohio Industries, Inc. (the "Company") to be held at the Aurora High School Auditorium, 109 West Pioneer Trail,
   R Aurora, Ohio, on May 28, 1998, and any and all adjournments, postponements or continuations thereof.
   O
             IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, SHARES
   X REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR
   Y THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS PURSUANT TO THE PROXY STATEMENT AND FOR THE OTHER PROPOSALS INDICATED. IN THE EVENT OF CUMULATIVE VOTING FOR DIRECTORS, UNLESS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED WILL GIVE THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN FAVOR OF ANY ONE OR MORE SUCH NOMINEES AS THE PROXYHOLDERS DETERMINE.

                Election of Directors, Nominees:                                       (change of address)
                Lewis E. Hatch, Jr., Thomas E. McGinty,                       ______________________________________
                  Lawrence O. Selhorst and Felix J. Tarorick                  ______________________________________
                                                                              ______________________________________
                                                                              ______________________________________
                                                                              (If you have written in the above
                                                                              space, please mark the corresponding
                                                                              box on the reverse side of this card.)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
    APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                                                     SEE REVERSE
                                                                         SIDE
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                                  DETACH CARD

 [ X ]   PLEASE MARK YOUR                              SHARES IN YOUR NAME
         VOTES AS IN THIS
         EXAMPLE.

                  FOR     WITHHELD
                  [ ]       [ ]       Director Nominees:
1.  Election of                       Lewis E. Hatch, Jr.,
    Directors                         Thomas E. McGinty,
    (see reverse)                     Lawrence O. Selhorst,
                                      Felix J. Tarorick


    For, except vote withheld from the
    following nominee(s):
    ___________________________________

                                                   FOR      AGAINST    ABSTAIN
2.  Adoption of Merger Agreement                   [  ]       [ ]        [ ]
    and approval of Reorganization
                                                   FOR      AGAINST    ABSTAIN
3.  Approval of 1998 Long-Term Incentive Plan      [  ]       [ ]        [ ]

                                                   FOR      AGAINST    ABSTAIN
4.  Ratification of appointment of Ernst & Young   [  ]       [ ]        [ ]
    as independent auditors.

5. The Proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

                                  Change  [  ]
                                    of
                                  Address         IMPORTANT -- THIS PROXY MUST
                                                  BE SIGNED AND DATED.
                                  Attend  [  ]
                                  Meeting



SIGNATURE(S)  _________________________________________________  DATE _________

SIGNATURE(S)  _________________________________________________  DATE _________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                                  DETACH CARD

 Common Stock
                             PARK-OHIO INDUSTRIES, INC.

 V        CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD
 O                                  OF DIRECTORS
 T
 I       To Key Trust Company of Ohio, N.A., Trustee of the Individual
 N       Account Retirement Plan of Park-Ohio Industries, Inc. and Its
 G Subsidiaries (the "Plan"): The undersigned, a participant in the Plan, hereby directs the Trustee to vote in person or by proxy (a)
 I       all common shares of Park-Ohio Industries, Inc. credited to the
 N       undersigned's account under the Plan on the record date ("allocated
 S       shares"); and (b) the proportionate number of common shares of
 T       Park-Ohio Industries, Inc. allocated to the accounts of other
 R       participants in the Plan, but for which the Trustee does not
 U       receive valid voting instructions ("non-directed shares") and as to
 C       which the undersigned is entitled to direct the voting in
 T       accordance with the Plan provisions. Under the Plan, shares
 I       allocated to the accounts of participants for which the Trustee
 O       does not receive timely directions in the form of a signed voting
 N       instruction card are voted by the Trustee as directed by the
 S participants who timely tender a signed voting instruction card. By completing this Confidential Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a proportionate amount of the non-directed shares held in the Plan. The number of non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their allocated shares. Any participant wishing to vote the non-directed shares differently from the allocated shares may do so by requesting a separate voting instruction card from the Trustee at
         (216) 689-3685.

         If this Confidential Voting Instruction Card is properly executed and returned, shares represented hereby will be voted in the manner specified by the participant.

         Election of Directors, Nominees:                                     (change of address)
         Lewis E. Hatch, Jr., Thomas E. McGinty,                     ______________________________________
         Lawrence O. Selhorst and Felix J. Tarorick                  ______________________________________
                                                                     _____________________________________
                                                                     _____________________________________
                                                                     (If you have written in the above
                                                                     space, please mark the corresponding
                                                                     box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                SEE REVERSE
                                                                    SIDE
--------------------------------------------------------------------------------
                                  DETACH CARD

 [ X ]   PLEASE MARK YOUR                              SHARES HELD FOR YOU
         VOTES AS IN THIS
         EXAMPLE.

                  FOR     WITHHELD
                  [ ]       [ ]       Director Nominees:
1.  Election of                       Lewis E. Hatch, Jr.,
    Directors                         Thomas E. McGinty,
    (see reverse)                     Lawrence O. Selhorst,
                                      Felix J. Tarorick


    For, except vote withheld from the
    following nominee(s):
    ___________________________________

                                                   FOR      AGAINST    ABSTAIN
2.  Adoption of Merger Agreement                   [  ]       [ ]        [ ]
    and approval of Reorganization
                                                   FOR      AGAINST    ABSTAIN
3.  Approval of 1998 Long-Term Incentive Plan      [  ]       [ ]        [ ]

                                                   FOR      AGAINST    ABSTAIN
4.  Ratification of appointment of Ernst & Young   [  ]       [ ]        [ ]
    as independent auditors.

5. The Proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

                                  Change  [  ]
                                    of
                                  Address         IMPORTANT -- THIS CARD MUST
                                                  BE SIGNED AND DATED.
                                  Attend  [  ]
                                  Meeting



SIGNATURE  _________________________________________________  DATE _____________

--------------------------------------------------------------------------------
                                  DETACH CARD

  Common Stock
                             PARK-OHIO INDUSTRIES, INC.

  V       CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD
  O                                 OF DIRECTORS
  T
  I      Elizabeth A. Boris, Ronald J. Cozean, and James S. Walker, or any
  N      of them, Trustees of RB&W Corporation Employee Stock Ownership Plan
  G (the "Plan"), are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned Plan Participant at the annual meeting of shareholders
  I      of Park-Ohio Industries, Inc. (the "Company") to be held at the
  N      Aurora High School Auditorium, 109 West Pioneer Trail, Aurora,
  S      Ohio, on May 28, 1998, and any and all adjournments, postponements
  T      or continuations thereof.
  R
  U          IF THIS CONFIDENTIAL VOTING INSTRUCTION CARD IS PROPERLY
  C      EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED IN
  T      THE MANNER SPECIFIED BY THE PLAN PARTICIPANT. IF NO SPECIFICATION
  I      IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE PERSONS
  O      NOMINATED AS DIRECTORS PURSUANT TO THE PROXY STATEMENT AND FOR THE
  N      OTHER PROPOSALS INDICATED. IN THE EVENT OF CUMULATIVE VOTING FOR
  S DIRECTORS, UNLESS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED WILL GIVE THE TRUSTEES DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN FAVOR OF ANY ONE OR MORE SUCH NOMINEES AS THE TRUSTEES DETERMINE.

         Election of Directors, Nominees:                                              (change of address)
         Lewis E. Hatch, Jr., Thomas E. McGinty, Lawrence O. Selhorst         _____________________________________
            and Felix J. Tarorick                                             _____________________________________
                                                                              _____________________________________
                                                                              _____________________________________
                                                                              (If you have written in the above
                                                                              space, please mark the corresponding
                                                                              box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                SEE REVERSE
                                                                   SIDE
--------------------------------------------------------------------------------
                                  DETACH CARD

 [ X ]   PLEASE MARK YOUR                              SHARES HELD FOR YOU
         VOTES AS IN THIS
         EXAMPLE.

                  FOR     WITHHELD
                  [ ]       [ ]       Director Nominees:
1.  Election of                       Lewis E. Hatch, Jr.,
    Directors                         Thomas E. McGinty,
    (see reverse)                     Lawrence O. Selhorst,
                                      Felix J. Tarorick


    For, except vote withheld from the
    following nominee(s):
    __________________________________

                                                   FOR      AGAINST    ABSTAIN
2.  Adoption of Merger Agreement                   [  ]       [ ]        [ ]
    and approval of Reorganization
                                                   FOR      AGAINST    ABSTAIN
3.  Approval of 1998 Long-Term Incentive Plan      [  ]       [ ]        [ ]

                                                   FOR      AGAINST    ABSTAIN
4.  Ratification of appointment of Ernst & Young   [  ]       [ ]        [ ]
    as independent auditors.

5. The Proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

                                  Change  [  ]
                                    of
                                  Address         IMPORTANT -- THIS CARD MUST
                                                  BE SIGNED AND DATED.
                                  Attend  [  ]
                                  Meeting



SIGNATURE _________________________________________________  DATE _____________

--------------------------------------------------------------------------------
                                  DETACH CARD